UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leslie’s, Inc. (the “Company”) announced that on December 18, 2023, Steven L. Ortega notified the Company of his intention to not stand for re-election and retire as Chairman of the Company’s Board of Directors (the “Board”) at the expiration of his term at the Company’s 2024 Annual Meeting of Shareholders currently scheduled for March 15, 2024. Mr. Ortega advised the Company that his decision to not stand for re-election and retire as Chairman of the Board is not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Additionally, on December 18, 2023, James Ray, Jr., notified the Company of his resignation as a director of the Company, effective as of December 18, 2023, following his appointment as Chief Executive Officer and a member of the Board of Directors of Commercial Vehicle Group, Inc., a publicly traded company. Mr. Ray advised the Company that his decision to resign is not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

Consistent with Board succession planning, on December 19, 2023, the Board designated John Strain, a current independent director of the Company, as lead independent director, effective immediately, and as Chairman-elect of the Board in advance of the Company’s 2024 Annual Meeting of Shareholders. Effective as of December 19, 2023, the size of the Board is reduced from nine to eight directors. Effective at the Company’s 2024 Annual Meeting of Shareholders, the size of the Board will be reduced from eight to seven directors.

In addition, on December 19, 2023, the Company issued a press release announcing the retirement, resignation and appointments of Messrs. Ortega, Ray and Strain, respectively, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Leslie's, Inc., dated December 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LESLIE'S, INC.

Date:	December 19, 2023	By:	/s/ Scott Bowman
		Name: Title:	Scott Bowman Chief Financial Officer